POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.

Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                               /s/ Kenneth Kilbane
                                 Kenneth Kilbane
                       Director and Chairman of the Board




                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint
Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.


Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                               /s/ Mark W. Mullin
              Mark W. Mullin, Director and Chief Executive Officer





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and
Chief Tax Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.


Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                             /s/ Arthur C. Schneider
            Arthur C. Schneider, Director, Senior Vice President and
                                Chief Tax Officer





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President,
Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration
Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.
Each said attorney-in-fact shall have the power to act hereunder without the other.


Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                               /s/ Craig D. Vermie
           Craig D. Vermie, Director, Senior Vice President, Secretary
                               and General Counsel





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate
Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.


Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                               /s/ Eric J. Martin
             Eric J. Martin, Vice President and Corporate Controller





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of Transamerica
Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment
Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.


Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                              /s/ Brenda K. Clancy
                    Brenda K. Clancy, Director and President





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Senior Vice President and Chief
Financial Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Steven R. Shepard and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have the power to act hereunder without the other.



Separate Account Name                                       Product Name             SEC 1933 File Number
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account VL     TransEquity              333-153800
(formerly Separate Account VL of Transamerica Occidental    TransEquity II           333-153817
Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Tribute     333-153797
VUL-1 (formerly Separate Account VUL-1 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        Transamerica Lineage     333-153778
VUL-2 (formerly Separate Account VUL-2 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransSurvivor            333-153775
VUL-4 (formerly Separate Account VUL-4 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransUltra               333-153774
VUL-5 (formerly Separate Account VUL-5 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------
----------------------------------------------------------- ------------------------ ------------------------------
Transamerica Life Insurance Company Separate Account        TransAccumulator         333-153764
VUL-6 (formerly Separate Account VUL-6 of Transamerica
Occidental Life Insurance Company)
----------------------------------------------------------- ------------------------ ------------------------------


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2008.



                              /s/ Darryl D. Button
           Darryl D. Button, Senior Vice President and Chief Financial
                                     Officer
